SIMPLIFY BITCOIN STRATEGY PLUS INCOME ETF

MAXI

(a series of Simplify Exchange Traded Funds)

Supplement dated May 4, 2026, to the Prospectus and Summary Prospectus dated November 1, 2025

Effective immediately, the fee table and expense example in the Prospectus and Summary Prospectus for the Simplify Bitcoin Strategy PLUS Income ETF (the “Fund”) are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.46%
Total Annual Fund Operating Expenses	1.31%

(1)	Other Expenses are restated to reflect interest expenses of 0.46%. Interest expenses were previously estimated at 0.15%.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$133	$415	$718	$1,579

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This Supplement and the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated November 1, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.